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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of National-Oilwell, Inc. (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of shares of common stock of the Company issuable under the National-Oilwell Retirement and Thrift Plan, as amended, hereby constitutes and appoints Steven W. Krablin or Paul M. Nation, or either of them, his true and lawful attorney-in-fact and agent, in his name to execute on behalf of the undersigned a Registration Statement on Form S-8 under the Act, including post-effective amendments and other related documents, and to file the same with the Securities and Exchange Commission under the Act, hereby granting power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this power of attorney has been executed in counterparts by the individuals listed below as of the 17th day of February, 1998.


/s/ Joel V. Staff                                 /s/ W. McComb Dunwoody
---------------------------------                 ----------------------
Joel V. Staff                                     W. McComb Dunwoody

/s/ Howard I. Bull                                /s/ William E. Macaulay
---------------------------------                 -----------------------
Howard I. Bull                                    William E. Macaulay

/s/ James C. Comis III                            /s/ Frederick W. Pheasey
---------------------------------                 ------------------------
James C. Comis III                                Frederick W. Pheasey

/s/ James T. Dresher                              /s/ Bruce M. Rothstein
---------------------------------                 ----------------------
James T. Dresher                                  Bruce M. Rothstein



WITNESS:


/s/ M. Gay Mather
---------------------------------
M. Gay Mather